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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 13, 2000


                      MILTON FEDERAL FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



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
                    OHIO                                  0-24834                   31-1412064
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(State or other jurisdiction of incorporation)     (Commission File No.)      (IRS Employer I.D. No.)
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                     25 Lowry Drive, West Milton, Ohio 45383
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (937) 698-4168
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Item 5.     Other Events.

         On January 13, 2000, BancFirst Ohio Corp., a bank holding company incorporated under the laws of Ohio ("BFOH"), The First National Bank of Zanesville, a national bank incorporated under the laws of the United States (the "BANK"), Milton Federal Financial Corporation, a savings and loan holding company incorporated under the laws of Ohio ("MFFC"), and Milton Federal Savings Bank, a federal savings bank incorporated under the laws of the United States ("MFSB"), entered into an Agreement and Plan of Reorganization, a copy of which is attached hereto as Exhibit 2 (the "Agreement"). The Agreement provides for the merger of MFFC with and into BFOH (the "BFOH Merger") and the immediately subsequent merger of MFSB with and into the BANK (the "Bank Merger"). The following summary of some of the material terms and conditions of the Agreement is qualified in its entirety by reference to Exhibit 2.

         In connection with the BFOH Merger, BFOH will issue .444 shares of its common stock and $6.80 for each of the 2,099,995 outstanding shares of MFFC. Based upon the closing price for BFOH's common stock of $20.375 on January 12, 2000, the transaction would be valued at $33.3 million.

         The BFOH Merger and the Bank Merger are subject to the approval of the shareholders of MFFC, respectively, regulatory approval and other customary conditions of closing. The Agreement may be terminated by the Board of Directors of MFFC or BFOH in the event that certain representations or warranties made by the parties in the Agreement are not true in any material respect or in the event certain conditions contained in the Agreement are not fulfilled, including the failure of the BFOH Merger to be consummated on or before September 30, 2000.


Item 7.     Financial Statements and Exhibits.

                  (a) and (b).  Not applicable.

                  (c)      Exhibits.
                           See Index to Exhibits.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MILTON FEDERAL
                              FINANCIAL CORPORATION



                              By:      /s/ Glenn E. Aidt
                                       ------------------------
                                       Glenn E. Aidt, President


Date: January 19, 2000

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                                INDEX TO EXHIBITS


Exhibit Number                            Description
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        2       Agreement and Plan of Reorganization, dated January 13, 2000, by and among BancFirst Ohio Corp., The First National Bank of Zanesville, Milton Federal Financial Corporation and Milton Federal Savings Bank

        99 News Release of Milton Federal Financial Corporation, dated January 13, 2000

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